SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

19.SUBSEQUENT EVENTS

On March 31, 2026, the Company disposed of all convertible bonds investments for an aggregate consideration of KRW 15.7 billion (equivalent to $10.9 million), comprising principal of KRW 15.3 billion ($10.5 million) and accrued interest expenses of KRW 0.4 billion ($0.4 million).

The Company adopted a new employee equity incentive scheme (the “2026 Share Scheme”) on April 2, 2026. The maximum number of ordinary shares that may be issued under the 2026 Share Scheme is 43,354,155, which is subject to certain adjustments pursuant to the terms of the 2026 Share Scheme. The Company granted 8,988,299 RSUs to its directors, employees and one service provider, and 15,000 options to one employee under the 2026 Share Scheme. These share awards carry a 10-year contractual term and vest over a period of one to four years starting from the date specified in each agreement.